Joint Filer Information

Title of Security:	Common Stock
Issuer & Ticker Symbol:	Keystone Consolidated Industries, Inc. (KYCN)
Designated Filer:	Corsair Capital Management, L.L.C.
Other Joint Filers:
Corsair Capital Partners, L.P. (“Corsair Capital”)
Corsair Long Short Partners, L.P. (“Corsair Long Short”)
Corsair Select, L.P. (“Corsair Select”)
Corsair Capital Partners 100, L.P. (“Corsair 100”)
Corsair Select 100, L.P. (“Corsair Select 100”)
Corsair Capital Investors, Ltd. (“Corsair Investors”)
Corsair Select Master Fund, Ltd. (“Select Master”)
Jay R. Petschek (“Mr. Petschek”)
Steven Major (“Mr. Major”)

Addresses:
The principal business address for each of Corsair Capital, Corsair Long Short, Corsair Select, Corsair 100, Corsair Select 100, Mr. Petschek and Mr. Major is 350 Madison Avenue, 9th Floor, New York, New York 10017.

The principal business address of each of Corsair Investors and Select Master is c/o M&C Corporate Services Limited, P.O. Box 309, Ugland House, 113 South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies.

Signatures:

Dated: August 18, 2011
CORSAIR CAPITAL PARTNERS, L.P.
By:  Corsair Capital Advisors, L.L.C.,
General Partner

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR LONG SHORT PARTNERS, L.P.
By:  Corsair Capital Advisors, L.L.C.,
General Partner

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR SELECT, L.P.
By:  Corsair Select Advisors, L.L.C.,
General Partner

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR CAPITAL PARTNERS 100, L.P.
By:  Corsair Capital Advisors, L.L.C.,
General Partner

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR SELECT 100, L.P.
By:  Corsair Select Advisors, L.L.C.,
General Partner

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR CAPITAL INVESTORS, LTD.
By:  Corsair Capital Management, L.L.C.,
Director

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

CORSAIR SELECT MASTER FUND, LTD.
By:  Corsair Capital Management, L.L.C.,
Director

By:  /s/ Jay R. Petschek
             Jay R. Petschek, Managing Member

/s/ Jay R. Petshcek
     Jay R. Petschek

/s/ Steve Major
     Steven Major